UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15 (d) of the
                         Securities Exchange Act of 1934

                                September 8, 2005
                Date of Report (Date of earliest event reported)


                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
             (Exact Name of Registrant as specified in its Charter)

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           Delaware                 333-92383                 06-1397316
 (State or Other Jurisdiction)     (Commission             (I.R.S. Employer
       of Incorporation            File Number)           Identification No.)

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                       251 Ballardvale Street
                      Wilmington, Massachusetts            01887
             (Address of Principal Executive Offices)    (Zip Code)


                                  978-658-6000
              (Registrant's Telephone Number, including Area Code)

ITEM 7.01. Regulation FD Disclosure

The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On September 8, 2005, Charles River Laboratories International, Inc. issued a press release updating the third-quarter 2005 outlook.

The press release, attached as an exhibit to this report, includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the press release are "forward-looking" rather than historic. The press release also states that these and other risks relating to Charles River are set forth in the documents filed by Charles River with the Securities and Exchange Commission.


ITEM 9.01. Financial Statements and Exhibits

     (a) Not applicable.


     (b) Not applicable.


     (c) Exhibits.


         99.1      Press release dated September 8, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHARLES RIVER LABORATORIES
                                       INTERNATIONAL, INC.

Dated: September 8, 2005

                                          By: /s/ Jody Acford
                                              ---------------------------------
                                              Jody Acford, Corporate Senior Vice
                                              President, General Counsel and
                                              Corporate Secretary

                                  Exhibit Index


Exhibit No.          Description
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99.1                 Press release dated September 8, 2005.